============================================================================
                  SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of
                    the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    June 19, 2000
                                                 -----------------
                     Mechanical Technology Incorporated
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)

                                       New York
       --------------------------------------------------------------
       (State or other jurisdiction of incorporation or organization)

         0-6890                                       14-1462255
 ------------------------              ------------------------------------
 (Commission File Number)             (I.R.S. Employer Identification No.)

30 South Pearl Street, Albany, New York                        12207
--------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code   (518) 433-2170
                                                   ------------------
============================================================================
Item 5.   Other Events.

Below is a press release issued by Mechanical Technology, Inc. on June 16, 2000, announcing that Dr. William Acker had been named President and Chief Technology Officer.


For Immediate Release			Contacts:

Date:  June 16, 2000                    Judith A. Barnes, Ph.D.
                                        Vice President/Chief Marketing Officer
                                        Mechanical Technology, Inc.
                                        Telephone (518) 433-2170


MECHANICAL TECHNOLOGY NAMES PRESIDENT

ALBANY, N.Y. -- Mechanical Technology, Inc. (NASDAQ: MKTY) announced today that Dr. William Acker had been named President and Chief Technology Officer.

"I am extremely excited about joining Mechanical Technology, a company positioned to revolutionize the alternative energy sector," said Dr. Acker. " Joining MTI also gives me the opportunity to remain associated with Plug Power, a leader in fuel cell technology and a company in which I have both great confidence and great colleagues."

Prior to joining MTI, Dr. Acker spent almost three years as Vice President of Technology and Product Development at Plug Power, Inc. (NASDAQ: PLUG), a leader in the design and development of residential fuel cells and a company founded as a joint venture of MTI and DTE Energy (NYSE: DTE).

"While at Plug Power, Dr. Acker helped develop a laboratory concept into a viable commercial fuel cell prototype system and was a member of the leadership team that has grown Plug Power from a small start-up to the company we are today," said Plug Power President and CEO Gary Mittleman.

"Bill is the perfect person to further strengthen Mechanical Technology's position in the field of alternative energy, where we've been called `the power behind new energy'," said George McNamee, Chairman and CEO of Mechanical Technology. "Bill has the vision, the expertise and the experience to help us make even greater progress in our mission of incubating new energy technologies and companies."

Before his tenure at Plug Power, Dr. Acker served as Global Manager for Engineering and Product Testing at Texaco, where he was responsible for the development of energy products and was involved in the formation of the company's strategic business direction.

Dr. Acker received a B.S. in Physics from Rensselaer Polytechnic Institute as well as an M.S., M.Phil., and a Ph.D. in Applied Physics and Engineering from Yale University.

In addition to its holdings in Plug Power, Mechanical Technology has holdings in SatCon Technology Corporation (NASDAQ: SATC), which manufactures and sells power and energy management systems, and Beacon Power Corporation, which designs and develops flywheel energy storage systems. Mechanical Technology is also the sole shareholder of MTI Instruments, a manufacturer in the field of precision diagnostic and sensing instruments.

Statements made in this document that are not historical facts or which apply prospectively are forward-looking statements that involve risks and uncertainties. It is important to note that the Company's actual circumstances could differ materially from those implied by such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward looking statements is contained from time to time in the Company's SEC filings, including but not limited to the 10-K and 10-Q. Copies of those filings are available from the Company and the SEC.




                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MECHANICAL TECHNOLOGY INCORPORATED

Date:    June 19, 2000               By:   /s/ Cynthia A. Scheuer
     --------------------               ------------------------------
                                        Cynthia A. Scheuer
                                        Vice President/Chief Financial Officer